UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2026
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Illumina, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 23, 2025, the Company entered into a Stock Purchase Agreement, dated as of June 22, 2025 (the “Purchase Agreement”), with Standard BioTools Inc. (“Standard BioTools”), a Delaware corporation, pursuant to which the Company agreed to acquire (the “Transaction”) from Standard BioTools (i) all of the issued and outstanding shares in the capital stock of SomaLogic, Inc. (“SomaLogic”), a Delaware corporation, (ii) all of the limited liability company interests in Sengenics Corporation LLC, a Delaware limited liability company, and (iii) all of the ordinary shares of Sengenics Corporation Pte Ltd, a private company limited by shares organized under the laws of Singapore (together with SomaLogic, Sengenics Corporation LLC and each of their respective subsidiaries, the “Group Companies”). The Transaction provides for the Company’s acquisition of Standard BioTools’s aptamer-based and functional proteomics business, which includes KREX, Single SOMAmer, translational and diagnostic assays but excludes Standard BioTools’s mass cytometry and microfluidics businesses (the “Business”).

On January 30, 2026, the Company completed the Transaction. The Company paid a purchase price of $350,000,000 in cash, subject to customary adjustments. The Purchase Agreement further provides for, in connection with the revenues generated from certain products and services, (i) royalty streams and (ii) up to $75,000,000 in potential milestone payments to Standard BioTools.

The foregoing summary description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Purchase Agreement included as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference. It is not intended to provide any other factual information about the Company, Standard BioTools or any of their respective affiliates. In addition, the representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific date therein, were solely for the benefit of the parties to the Purchase Agreement, are subject to qualifications and limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating risk among the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or reports and other documents filed with the SEC. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01     Other Events.

On January 30, 2026, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the future conduct and growth of the business and the markets in which we operate, including the proteomics market; (ii) the success of products and services competitive with our own; (iii) our ability to successfully integrate the Business into our existing operations and the Business’s technology and products into our portfolio; (iv) our ability to sell the products and further develop the Business’s technology; (v) our ability to successfully manage partner and customer relationships in the proteomics market; (vi) our ability to manufacture robust instrumentation and consumables including the Business’s products; (vii) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; and (viii) customer uptake of, and satisfaction with, new products and services, together with other factors detailed in our filings with the SEC, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand.

While the list of factors presented here is considered representative, it should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in any forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1
Stock Purchase Agreement, dated June 22, 2025, between Illumina, Inc. and Standard BioTools Inc. (incorporated by reference to Exhibit 2.1 to Illumina, Inc.’s Current Report on Form 8-K filed on June 23, 2025) *++

99.1	Press Release, dated January 30, 2026, issued by Illumina, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.
++ Certain confidential information, marked by brackets and asterisks, has been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	January 30, 2026	By:	/s/ ANKUR DHINGRA
		Name:	Ankur Dhingra
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1
Stock Purchase Agreement, dated June 22, 2025, between Illumina, Inc. and Standard BioTools Inc. (incorporated by reference to Exhibit 2.1 to Illumina, Inc.’s Current Report on Form 8-K filed on June 23, 2025) *++

99.1	Press Release, dated January 30, 2026, issued by Illumina, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.
++ Certain confidential information, marked by brackets and asterisks, has been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.